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                                  EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officers and Directors of RWD Technologies, Inc., a Maryland corporation (the "Company"), hereby constitute and appoint Robert W. Deutsch, Ronald E. Holtz, and Herbert D. Frerichs, Jr., Esquire, and each of them acting alone, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Company, a Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 relating to the proposed issuance of Common Stock and other securities pursuant to the RWD Technologies, Inc. Amended and Restated Employee Stock Purchase Plan (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution; hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the date indicated.

           Signature                     Title                   Date
           ---------                     -----                   ----

/s/ Bruce D. Alexander                  Director           February 17, 1999
--------------------------------
    Bruce D. Alexander


/s/ John H. Beakes                      Director           February 17, 1999
--------------------------------
    John H. Beakes


/s/ David J. Deutsch                    Director           February 17, 1999
--------------------------------
    David J. Deutsch


/s/ Robert W. Deutsch                   Director           February 17, 1999
--------------------------------
    Robert W. Deutsch


/s/ Ronald E. Holtz                     Director           February 17, 1999
--------------------------------
    Ronald E. Holtz


/s/ Jerry P. Malec                      Director           February 17, 1999
--------------------------------
    Jerry P. Malec


/s/ Robert T. O'Connell                 Director           February 17, 1999
--------------------------------
    Robert T. O'Connell


/s/ Kenneth J. Rebeck                   Director           February 17, 1999
--------------------------------
    Kenneth J. Rebeck


/s/ Deborah T. Ung                      Director           February 17, 1999
--------------------------------
    Deborah T. Ung


/s/ Jeffrey W. Wendel                   Director           February 17, 1999
--------------------------------
    Jeffrey W. Wendel